UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2021 (December 17, 2021)

New Mountain Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor, New York, NY 10019

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NMFC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 17, 2021, New Mountain Finance Corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the certain uncommitted revolving loan agreement (the “Loan Agreement”) with NMF Investments III, L.L.C., an affiliate of the Company’s investment adviser, New Mountain Finance Advisers BDC, L.L.C, as the lender (the “Lender”), and the Company, as borrower. Under the Loan Agreement, the Lender previously established a discretionary unsecured revolving credit facility for the Company (the “Facility”), pursuant to which the Lender agrees to consider advancing, from time to time during the facility period, revolving loans to the Company. The Amendment (i) lowers the interest rate under the Facility from 7% per annum to 4% per annum (such interest continues to be payable quarterly) and (ii) extends the maturity date of the Facility from December 31, 2022 to December 31, 2024.

The Facility continues to provide for maximum borrowings of up to $50,000,000 aggregate outstanding principal amount at any time. The Facility continues to permit the Company to repay any outstanding loans under the Facility in cash or in shares of the Company's common stock, at its option, subject to compliance with the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Amendment and the Facility and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K, and a copy of the Loan Agreement previously filed in connection with the Company's report on Form 10-Q filed on May 6, 2020, each of which is incorporated herein by reference.

Item 8.01.	Other Events.

On December 23, 2021, the Company issued a press release to announce the extension of its stock repurchase program. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Amendment to the Amended and Restated Uncommitted Revolving Loan Agreement, dated as of December 17, 2021, by and among New Mountain Finance Corporation, as the borrower, and NMF Investments III, L.L.C., as the lender.

99.1	Press Release, dated December 23, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Mountain Finance Corporation

By:	/s/ Karrie J. Jerry
Name:	Karrie J. Jerry
Title:	Corporate Secretary

Date: December 23, 2021